SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report:
                        (Date of earliest event reported)
                                January 15, 1996



                           CITIZENS UTILITIES COMPANY
               (Exact name of registrant as specified in charter)



Delaware                          001-11001                    06-0619596
(State or other jurisdiction (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification No.)



High Ridge Park, P.O. Box 3801,  Stamford, Connecticut                  06905
- ------------------------------------------------------                  -----
       (Address of principal executive offices)                     (Zip code)



                                 (203) 329-8800
              (Registrant's telephone number, including area code)


                            No change since last report
           (Former name or former address, if changed since last report)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         4.200.1 Indenture dated as of January 15, 1996, between Citizens Utilities Company and Chemical Bank, as indenture trustee.

         4.200.2 First Supplemental Indenture dated as of January 15, 1996, between Citizens Utilities Company and Chemical Bank, as indenture trustee.

         4.200.3 5% Convertible Subordinated Debenture due 2036 (contained as Exhibit A to Exhibit 4.200.2).

         4.200.4 Amended and Restated Declaration of Trust dated as of January 15, 1996, of Citizens Utilities Trust.

         4.200.5  Convertible  Preferred  Security  Certificate   (contained  as
Exhibit A-1 to Exhibit 4.200.4).

         4.200.6 Amended and Restated Limited Partnership Agreement dated as of January 15, 1996 of Citizens Utilities Capital L.P.

         4.200.7 Partnership Preferred Security Certificate (contained as Annex A to Exhibit 4.200.6).

         4.200.8 Convertible Preferred Securities Guarantee Agreement dated as of January 15, 1996 between Citizens Utilities Company and Chemical Bank, as guarantee trustee.

         4.200.9 Partnership Preferred Securities Guarantee Agreement dated as of January 15, 1996 between Citizens Utilities Company and Chemical Bank, as guarantee trustee.

         4.200.10 Letter of Representations, dated January 18, 1996, from Citizens Utilities Company and Chemical Bank, as trustee, to DTC, for deposit of Convertible Preferred Securities with DTC.

                                    SIGNATURE





Pursuant  to  the   requirements  of  the  Securities   Exchange  Act  of  1934,
the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                           CITIZENS UTILITIES COMPANY
                                  (Registrant)



Date:  May 28, 1996                               By:/s/   Livingston E. Ross
                                                        ------------------------
                                                  Vice President and Controller